UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 10, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

(952) 930-6000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 10, 2006, the Company issued a press release announcing preliminary revenue results for its second quarter and first six months of fiscal year 2006. Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated July 10, 2006, announcing the Company’s preliminary revenue results.
     The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
   Not Applicable.
     (b) Pro Forma Financial Information.
   Not Applicable.
     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 10, 2006 (included herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: July 10, 2006	By /s/ Carmen L. Diersen
Carmen L. Diersen
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 10, 2006 (included herewith).

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